[Alcoa logo] Exhibit 99.2 January 9, 2007 4 th Quarter 2006 Analyst Conference

[Alcoa logo]
Forward Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements relate to future events and expectations and involve known and unknown risks and uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to
Alcoa’s Form 10-K for the year ended December 31, 2005 and
Forms 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 filed with the Securities and Exchange
Commission.

[Alcoa logo] Vice President and Chief Financial Officer Chuck McLane *

4
[Alcoa logo]

th
Quarter 2006 Financial Overview
– Income from continuing operations of $644m or
$0.74 per share - $258m or $0.29 per share
including the impact of restructurings
– Revenues of $7.84b
– Cash from operations of $1.33b
– Debt-to-cap at 30.6%
– Trailing four quarters ROC of 13.2%

[Alcoa logo]
4
th
Quarter 2006 Restructuring Impact
$M EPS
Net Income $359 $0.41
Less: Income from Discontinued Operations 101
Income From Continuing Operations 258 0.29
Plus: Restructuring and other charges 386
Income From Continuing Operations,
excluding restructuring and other charges
$644 $0.74

[Alcoa logo]
4
th
Quarter 2006 Financial Overview
In Millions 3Q'06 4Q'06 Change
Sales $7,631 $7,840 $209
Cost of Goods Sold $6,015 $6,132 $117
   % of Sales 78.8% 78.2% (0.6) pts.
SG&A $326 $367 $41
   % of Sales 4.3% 4.7% 0.4 pts.
Restructuring and Other Charges ($3) $554 $557
Interest Expense $101 $93 ($8)
Other Income, Net ($48) ($49) ($1)
Effective Tax Rate 24.7% -0.3% (25.0) pts.
Minority Interests $109 $98 ($11)
GAAP Net Income
$537 $359 ($178)
(Loss) Income from Discontinued Operations
($3) $101 $104
GAAP Income From Continuing Operations
$540 $258 ($282)

7 [Alcoa logo] Income from Continuing Operations 3 rd Quarter vs. 4 th Quarter Comparison

[Alcoa logo]
4Q vs 4Q 4Q vs 3Q 4Q’06
6% (5%) 2,084 3
rd
Party Shipments (kmt)
2% (3%) 3,790 Production (kmt)
27% (3%) 711 3
rd
Party Revenue ($MM)
42% (4%) 259 ATOI ($MM)
Pinjarra production ramp-up offset by
Point Comfort decrease
Impact of Pinjarra power outage
Impact of stronger Australian Dollar
Alumina
4
th
Quarter Highlights
ATOI Performance 1
st
Quarter Outlook
Pinjarra restored to 100% production in
February following power outage
Pt. Comfort at approximately 85% rate
Higher alumina price
4
th
Quarter Business Conditions
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
ATOI Total Revenue

[Alcoa logo]
4
th
Quarter Highlights
98% 39% 480 ATOI ($MM)
27% 6% 2,766 3
rd
Party Price ($/MT)
33% 15% 1,698 3
rd
Party Revenue ($MM)
4Q vs 4Q 4Q vs 3Q 4Q’06
- 4% 556 3
rd
Party Shipments (kmt)
1% 1% 908 Production (kmt)
Primary Metals
ATOI Performance 1
st
Quarter Outlook
4
th
Quarter Business Conditions
Higher realized pricing and volumes
Increased carbon costs
Iceland start-up costs
Lower energy costs
Average Dec. cash LME = $2,813/MT
Higher carbon and energy costs
Higher Rockdale power costs
Iceland start-up and Intalco restart cost
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
$3,300
$3,500
ATOI Total Revenue

[Alcoa logo]
Favorable aerospace mix
Recovery from 3
rd
quarter mill outages
Swansea shutdown costs
Tax benefit
4Q vs 4Q 4Q vs 3Q 4Q’06
– 29% 62 ATOI ($MM)
22% 1% 2,127 Revenue ($MM)
Flat Rolled Products
4
th
Quarter Highlights
ATOI Performance 1
st
Quarter Outlook
4
th
Quarter Business Conditions
Swansea shutdown costs continue
Aerospace demand remains strong
Productivity to offset cost inflation
$0
$20
$40
$60
$80
$100
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
$1,500
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100
$2,200
ATOI Third Party Revenue

[Alcoa logo]
(4) (3) (5) Other
75
86
(8)
3Q06
Total
Investment Castings,
Forgings, Fasteners
AFL, Auto Castings and
Structures
47
65
(13)
4Q05
73
61
16
4Q06
Aerospace market remained strong
Cleveland strike impact in forgings
business
Weakness in NA automotive demand
AFL tax benefit
Engineered Solutions
ATOI ($MM) 4
th
Quarter Business Conditions
1
st
Quarter Outlook
Decline in heavy truck due to change in
engine emissions regulations
North American auto production cuts
continue on specific platforms
Global aerospace markets remain
strong despite A380 delays
$0
$20
$40
$60
$80
$100
$120
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
ATOI Third Party Revenue

[Alcoa logo]
3 (2) (14)
Alcoa Custom Extruded
Solutions
and Other
4Q06 3Q06 4Q05
27 16 (2) Total
24 18 12
Global Engineered
Products, Building &
Construction Systems
and Russia
Favorable mix in hard alloys
Lower volume in industrial market
Tax benefit
Extruded and End Products
ATOI ($MM) 4
th
Quarter Business Conditions
1
st
Quarter Outlook
Seasonal decline in commercial building
and construction
Expected to finalized soft alloy
extrusions joint venture
-$5
$0
$5
$10
$15
$20
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
$0
$200
$400
$600
$800
$1,000
$1,200
ATOI Third Party Revenue

[Alcoa logo]
(1) (2) (1) Other
24
(4)
30
3Q06
Total
Reynolds Food Packaging
and Flexible Packaging
Closure Systems and
Consumer Products
20
(8)
29
4Q05
26
(9)
36
4Q06
Packaging & Consumer
ATOI ($MM) 4
th
Quarter Business Conditions
1
st
Quarter Outlook
Seasonal decrease in Consumer
Productivity improvements across the
businesses.
– Seasonal strength in Consumer
– Seasonal decline in Closures
– Higher metal costs
$0
$10
$20
$30
$40
$50
$60
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
$500
$600
$700
$800
$900
ATOI Third Party Revenue

[Alcoa logo]
4
th
Quarter 2006 Cash Flow Review
$ In Millions 4Q'05 4Q'06
Net Income $224 $359
DD&A 315 325
Change in Working Capital 386 402
Other Adjustments 133 300
Pension Contributions (19) (53)
Cash From Operating Activities 1,039 1,333
Dividends to Shareholders (131) (131)
Change in Debt (248) (676)
Other Financing Activities (64) 174
Cash From Financing Activities (443) (633)
Capital Expenditures (762) (1,147)
Acquisitions (5) 0
Other Investing Activities 413 378
Cash From Investing Activities ($354) ($769)

$ Millions

$1,200
$1,000
$800
$600
$400
$200
$0
$10,000
$7,500
$5,000
$2,500
$0
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
ATOI
Revenue

14%
12%
10%
8%
6%
4%
2%
0%
4Q03
4Q04
4Q05
1Q06
2Q06
3Q06
4Q06

*Trailing twelve months

15 [Alcoa logo] Strong Performance Trends Bloomberg ROC* Segment ATOI and Revenue

[Alcoa logo] Chairman and Chief Executive Officer Alain J.P. Belda *

17 [Alcoa logo] 2006 Accomplishments – Environmental, Health and Safety – Innovation and Technology – Portfolio Management – Long-Term Growth – Financial Performance

[Alcoa logo]
Sustainability
– Named to the Dow Jones Sustainability Index
– Named one of the most sustainable companies in the
world at the World Economic Forum
– Ranked 2
nd
in the Covalence Ethical Ranking
– Ranked 2
nd
overall by CERES on Climate Change and
Governance

19 [Alcoa logo] Zero Incident Locations Safety

20 [Alcoa logo] 2006 Accomplishments – Environmental, Health and Safety – Innovation and Technology – Portfolio Management – Long-Term Growth – Financial Performance

21 [Alcoa logo] Innovation and Technology – Bauxite residue neutralization – SMAC (Simultaneous Multi-Alloy Casting) – Reynobond® with KEVLAR – Dura-Bright® products

22 [Alcoa logo] 2006 Accomplishments – Environmental, Health and Safety – Innovation and Technology – Portfolio Management – Long-Term Growth – Financial Performance

23 [Alcoa logo] Portfolio Management – Sale of Alcoa Home Exteriors – Creation of a soft alloy extrusions joint venture – Review of portfolio continues

24 [Alcoa logo] 2006 Accomplishments – Environmental, Health and Safety – Innovation and Technology – Portfolio Management – Long-Term Growth – Financial Performance

[Alcoa logo]
Alcoa’s Share of Nameplate Capacity
Refining
Smelting
Bauxite
Alcoa’s Upstream Growth Projects
2002 2002 2003 2003 2004 2004 2005 2005 2006 2006 2007 2007 2008 2008
kMT kMT
R
R
R
S
R
S
R
B
Jamalco
Suralco
Alumar
Pinjarra
Jamalco EWP
Iceland/Mosjoen
Juruti
Sao Luis 2

[Alcoa logo]
Alcoa’s Downstream Growth Projects
– 50% aerospace capacity increase across four
locations
– Major modernization of the Kofem facility
– Continued improvement in our Russia fabricating
facilities
– Increased strategic presence in China

AFL– Changchun
Bohai sales
Bohai
Beijing HQ
CSI – Tianjin
Kunshan Brazing
ASAP
CSI – HangZhou
Kunming Foil
India Sales
CSI – Nepal
AFS – Suzhou
Korea Sales
CSI – Korea
CPE
Howmet – Ishikawa
AWPJ – Joetsu
AJL – Tokyo
CSI – Japan
Shanghai Sales + AST
Shanghai Warehouse
AFL – Shanghai
Hong Kong Sales
Guangzhou Sales
Pingguo
CSI – Philippines Sourcing
Singapore Sales
KOREA
JAPAN
CHINA
NEPAL
INDIA
PHILIPPINES
SINGAPORE
AUSTRALIA
Kwinana
Pinjarra
Wagerup
Huntly
Portland
Angelsea (Power)
Yennora
AFS – Oakleigh
AWP – Melbourne
Pt. Henry
Mine
Refinery
Smelter
FRP
Extrusions
Wheels
Closures
Prec. castings
Auto Elect. Dist.
Sales office/HQ
Fastener System
System Warehouse
Power Plant

27 [Alcoa logo] Alcoa’s Presence in Asia-Pacific Region

28 [Alcoa logo] 2006 Accomplishments – Environmental, Health and Safety – Innovation and Technology – Portfolio Management – Long-Term Growth – Financial Performance

[Alcoa logo]
2006 Financial Performance
–
Record income from continuing operations
of
$2.5b or $2.90 per share - $2.2b or $2.47 per
share including the impact of restructurings
–
Record revenues
of $30.4b
–
Cash from operations
of $2.6b
–
Debt to cap
of 30.6%
–
Trailing twelve months ROC
of 16.2% excluding
impact of growth projects

30 [Alcoa logo] Income from Continuing Operations 2006 vs. 2005 Bridge

31 [Alcoa logo] Bloomberg ROC Trailing 12 Months Including Growth Capex Bloomberg ROC Trailing 12 Months Excluding Growth Capex Cash from Operations Strong Performance Trends

32 [Alcoa logo] 2007 Outlook – Market Fundamentals – Market Conditions – Portfolio Improvements – Financial Targets

33 [Alcoa logo] Source: Alcoa analysis Market Fundamentals Alumina Surplus or (Deficit) Aluminum Surplus or (Deficit)

[Alcoa logo]
2007 Anticipated Market Conditions
–
Aerospace
– Another strong year
–
Automotive
– Increased production in North
America and Europe
–
Commercial Transportation
– Decrease in North
America due to 2006 pre-buy
–
Building & Construction
– Slight slowing but still
healthy growth rates
–
Industrial Products
– Approximate 10% decline
in industrial gas turbines

Full-year Pinjarra refinery expansion	290,000 additional tons
Full-year Alumar smelter expansion	5,000 additional tons
Intalco smelter acquisition and restart of one potline	95,000 additional tons
Fjarðaál (Iceland) – net of start-up costs	100,000 additional tons
Russia and China Flat-Rolled Products continued improvement	
Soft Alloy Extrusion joint venture	
Benefits from 2006 restructuring	
Total 2007 Portfolio Improvements	**$0.15 – 0.20 Annual EPS**

35 [Alcoa logo] 2007 Portfolio Improvements

36 [Alcoa logo] 2007 Financial Targets

[Alcoa logo]
Tony Thene
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

38 [Alcoa logo] * * * * * * * *******************************************

39 [Alcoa logo] * * * * * * * ******************************************* APPENDIX

[Alcoa logo]
$  359
10
101
(386)
(82)
(98)
(61)
14
(66)
$  927
4Q06
$  537
(7)
(3)
2
(64)
(109)
(66)
23
(19)
$  780
3Q06
$2,248 $  744 $  608 $1,233 $  224 $  289 $  460 $  260 Consolidated net income
104 51 50 161 (62) 20 261 (58) Other (1)
87 (5) (6) (22) 13 4 (30) (9) Discontinued operations
(379)   6   (1) (197) (18) (5) (144) (30) Restructuring and other charges
(317) (82) (89) (312) (88) (80) (73) (69) Corporate expense
(436) (124) (105) (259) (80) (59) (60) (60) Minority interests
(250) (63) (60) (220) (51) (62) (56) (51) Interest expense
58 10 11 42 14 12 9 7 Interest income
(170) (49) (36) (99) (56) (22) (2) (19) Impact of LIFO (1)
Unallocated amounts (net of tax):
$ 3,551 $1,000 $  844 $2,139 $  552 $  483 $  555 $  549 Total ATOI
2006 2Q06 1Q06 2005 4Q05 3Q05 2Q05 1Q05
Reconciliation of ATOI to consolidated net
income:
(1) Certain amounts have been reclassified to Other so that this line reflects only the impact of LIFO.
Prior periods’ financial information has been reclassified to reflect the movement of the Hawesville, KY automotive casting facility and the home exteriors business to discontinued operations in 2006.
Reconciliation of ATOI to Net Income

[Alcoa logo]
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Reconciliation of Return on Capital
4Q'06 3Q'06 2Q'06 1Q'06 4Q'05
Bloomberg 4Q'06 Bloomberg 3Q'06 Bloomberg 2Q'06 Bloomberg 1Q'06 Bloomberg
In Millions
Method Annlzd Method Annlzd Method Annlzd Method Annlzd Method
Net Income $2,248 $1,436 $2,113 $2,148 $1,865 $2,976 1,581 $2,432 $1,233
Minority Interest $436 $392 $418 $436 $368 $496 304 $420 $259
Interest Expense (After-tax)
$291 $373 $272 $304 $268 $282 $274 $264 $261
Numerator (Sum Total)
$2,975 $2,201 $2,803 $2,888 $2,501 $3,754 $2,159 $3,116 $1,753
Average Balances
Short-term borrowings $386 $454 $349 $395 $306 $361 $342 $331 $279
Short-term debt $451 $847 $449 $452 $55 $60 $53 $59 $58
Commercial paper $1,192 $1,833 $1,678 $2,046 $1,501 $1,785 $1,652 $1,292 $771
Long-term debt $4,861 $4,446 $4,915 $4,801 $5,333 $5,189 $5,243 $5,250 $5,309
Preferred Stock $55 $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $1,583 $1,665 $1,416 $1,502 $1,340 $1,432 $1,280 $1,378 $1,391
Common equity $13,947 $14,613 $14,120 $14,508 $13,834 $14,120 $13,611 $13,596 $13,282
Denominator (Sum Total) $22,475 $23,913 $22,982 $23,759 $22,424 $23,002 $22,237 $21,961 $21,144
Return on Capital 13.2% 9.2% 12.2% 12.2% 11.2% 16.3% 9.7% 14.2% 8.3%

[Alcoa logo]
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
Reconciliation of Adjusted Return on Capital
4Q'06 3Q'06 2Q'06 1Q'06 4Q'05
Bloomberg 4Q'06 Bloomberg 3Q'06 Bloomberg 2Q'06 Bloomberg 1Q'06 Bloomberg
In Millions Method Annlzd Method Annlzd Method Annlzd Method Annlzd Method
Numerator (Sum Total) $2,975 $2,201 $2,803 $2,888 $2,501 $3,754 $2,159 $3,116 $1,753
Russia & Bohai Net Loss ($74) ($44) ($85) ($52) ($78) ($88) ($86) ($110) ($71)
Adjusted Net Income
$3,049 $2,245 $2,888 $2,940 $2,579 $3,842 $2,245 $3,226 $1,824
Average Balances
Denominator (Sum Total) $22,475 $23,913 $22,982 $23,759 $22,424 $23,002 $22,237 $21,961 $21,144
Capital Projects in Progress,
Russia & Bohai Capital Base $3,655 $4,203 $2,540 $3,801 $2,330 $3,220 $2,139 $2,892 $1,913
Adjusted Capital Base $18,820 $19,710 $20,442 $19,958 $20,094 $19,782 $20,098 $19,069 $19,231
Return on Capital Excluding
Growth Investments
16.2% 11.4% 14.1% 14.7% 12.8% 19.4% 11.2% 16.9% 9.5%

[Alcoa logo]
Reconciliation of Income and EPS excluding
Restructuring Charges
Income from continuing operations – excluding restructuring and other charges is a non-GAAP financial measure. The following matters should be considered when evaluating this non-GAAP financial measure: Alcoa reviews the operating results of its businesses excluding the impacts of restructurings and discontinued operations. Excluding the impacts of these items can provide an additional basis of comparison. Management believes that these items are unusual in nature, and would not be indicative of ongoing operating results. As a result, management believes these items should be considered in order to compare past, current, and future periods. The economic impacts of the restructuring charges are described in a footnote to Alcoa’s financial statements. Generally speaking, charges associated with restructurings include cash and non-cash charges and are the result of employee layoff, plant consolidation of assets, or plant closure costs. These actions are taken in order to achieve a lower cost base for future operating results. Restructuring charges and discontinued operations are typically material and are considered to be outside the normal operations of a business. Corporate management is responsible for making decisions about restructurings and discontinued operations. There can be no assurance that additional restructurings and discontinued operations will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under
GAAP as well as income from continuing operations excluding restructuring and other charges.
1.66 2.90 0.62 0.26 0.74 $ 1,454 $ 2,540 $   538 $   231 $   644
Income from
continuing operations
– excluding
restructuring and
other charges
197 379 (2) 18 386
Restructuring and
other charges
1.43 2.47 0.62 0.24 0.29 1,257 2,161 540 213 258
Income from
continuing operations
– including
restructuring and
other charges
(22) 87 (3) 13 101
Income (loss) from
discontinued
operations
2 - - 2 -
Cumulative effect of
accounting change
$  1.40 $  2.57 $  0.61 $  0.26 $  0.41 $ 1,233      $ 2,248      $   537      $   224      $   359      Net income
2005 2006 3Q06 4Q05 4Q06 2005 2006 3Q06 4Q05 4Q06
Year ended Quarter ended Year ended Quarter ended
Diluted EPS Net Income

[Alcoa logo]
The effective tax rate, excluding restructuring charges is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight to the company’s tax position.  There can be no assurance that additional restructuring charges will not occur in the future.  As a result, management believes that it is appropriate to consider the effective tax rate under
GAAP as well as after adjustment for restructuring charges.
18.4% 30.3% (0.3)% Effective Tax Rate
167 168 (1)
(Benefit) provision for taxes on income
$  909 $  554 $  355
Income from continuing operations
before taxes on income
($ millions)
As Adjusted
Restructuring and
other charges As Reported
Quarter ended
December 31,
2006
Reconciliation of Effective Tax Rate excluding
Restructuring Charges

[Alcoa logo]
Days of Working Capital Definition
Days Working Capital
(in Millions) 4Q '05 3Q '06 4Q '06
Receivables from customers, less allowances 2,616 $  3,152 $  3,127 $
Add: Inventories 3,191 $  3,848 $  3,805 $
Less: Account Payable, trade 2,420 $  2,518 $  2,680 $
Working Capital 3,387 $  4,482 $  4,252 $
Sales 6,536 $  7,631 $  7,840 $
Days of Working Capital* 47.7 54.0 49.9
*Days Working Capital = Working Capital divided by (Sales/number of days in the quarter)
Quarter ended